UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 20, 2011
________________
INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)
________________

State of Delaware (State or other jurisdiction of	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer
incorporation or organization)		Identification Number)

100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices and zip code)

(650) 385-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2011, Informatica Corporation issued a press release reporting its results for the third quarter ended September 30, 2011. A copy of the press release issued by Informatica Corporation concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	October 20, 2011	INFORMATICA CORPORATION

		By:	/s/ EARL E. FRY
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2011.